Reconciliation of Numerator and Denominator of Basic Earnings per Share ("EPS") with that of Diluted EPS (Detail) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2022	Sep. 30, 2021	Sep. 30, 2022	Sep. 30, 2021
Numerator:
Net income attributable to common shareholders	$ 76,400	$ 64,729	$ 227,695	$ 200,574
Weighted average shares outstanding (in thousands):
Basic	45,896	49,414	47,252	49,804
Dilutive share options, RSU and PSU	811	1,003	840	904
Weighted average common shares outstanding - diluted	46,707	50,417	48,092	50,708
Net income attributable to common shareholders per share:
Basic	$ 1.66	$ 1.31	$ 4.82	$ 4.03
Diluted	$ 1.64	$ 1.28	$ 4.73	$ 3.96
Share options, RSU and PSU excluded from the computation of diluted EPS because they were anti-dilutive	285	281	303	288